THE SECURITIES REPRESENTED HEREBY AND THE CAPITAL STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                CONVERTIBLE SECURED SUBORDINATED PROMISSORY NOTE

$500,000                                                        October 4, 2000

     For good and valuable consideration received, TAG-IT PACIFIC, INC., a Delaware corporation (the "COMPANY"), HEREBY PROMISES TO PAY ON DEMAND to the order of MARK I. DYNE, an individual (the "HOLDER"), the principal amount of $500,000, plus interest from the date hereof on the balance of the principal amount hereof outstanding and remaining from time to time unpaid at the annual rate of 11% as set forth below.

1.   INTEREST.

     1.1 The Company hereby promises to pay interest quarterly on December 31, March 31, June 30 and September 30 of each year on the balance of the principal amount hereof outstanding and remaining from time to time unpaid from the date hereof until this Note is paid in full. The indebtedness outstanding under this Note shall bear interest on the basis of actual days elapsed in a 365-day year at a rate of interest equal to eleven percent (11%) per annum until this Note is repaid in full. The Company shall make such payments of principal and interest to the Holder at the address of the Holder set forth on the signature page hereto or at such other place as the Holder shall have notified the Company in writing.

     1.2 Notwithstanding the provisions of this Note, if the rate of interest payable hereunder is limited by law, the rate payable hereunder shall be the lesser of: (a) the rate set forth in this Note; and (b) the maximum rate permitted by law. If, however, interest is paid hereunder in excess of the maximum rate of interest permitted by law, any interest so paid which exceeds such maximum rate shall automatically be considered a payment of principal and shall automatically be applied in reduction of principal due on this Note to the extent of such excess.

     1.3 PAYMENTS. All payments of principal, interest and other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall be made to the Holder in U.S. dollars, by cash or by wire transfer of immediately available funds. All payments on or in respect of this Note, or the indebtedness evidenced hereby, shall be made to the Holder without set-off or counterclaim and without any deductions. The Company may, subject to Section 5 below, prepay this Note in whole or in part at any time, with accrued interest on the amount prepaid; provided, however, the Company shall give written notice to the Holder at least seven (7) Business Days prior to making any such payment.

2. CONVERSION. At Holder's sole election, Holder may upon receipt of notice of prepayment pursuant to Section 1.3 hereof or at any time this Note is outstanding, convert all or any part of principal and accrued interest thereon into shares of the Company's Common Stock at the rate of $4.50 per share (the "Conversion Price") (the market price on the date of the approval of this Note by the Company's Board of Directors). The right to convert may be exercised by presentation of this Note to the Company. The Conversion Price shall be subject to adjustment from time to time in accordance with the good faith judgment of the Company's Board in the event of a stock dividend reclassification combination or similar event. As soon as practicable after conversion of this Note, the Company at its expense will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of shares of common stock to which the Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company, by the Company's Certificate of Incorporation or Bylaws, or by any agreement between the Company and the Holder). No fractional shares will be issued upon conversion of this Note. If upon any conversion of this Note a fraction of a share would otherwise result, then in lieu of such fractional share the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Conversion Price.

3. SECURITIES LAW PROVISIONS. By acceptance of this Note, the Holder hereby represents, warrants and covenants that any shares of common stock purchased upon conversion of this Note shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as the Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to conversion of this Note for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the conversion of this Note will not be registered under the Securities Act and will be "restricted securities" within the meaning of Rule 144; and that all stock certificates representing shares of stock issued to the Holder upon conversion of this Note may have affixed thereto a legend substantially in the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF

     COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

4. NO RIGHTS OR LIABILITIES AS SHAREHOLDER. This Note does not by itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a shareholder of the Company for any purpose.

5.   SUBORDINATION.

     5.1 Until the Sanwa Claims are paid in full, no payments of principal may be paid or received, directly or indirectly, hereunder, and Holder hereby agrees that if it receives any payments at any time when the making of such payments is prohibited by this Section 5, Holder shall pay over and deliver forthwith to Sanwa any such payments.

     5.2 Until the Sanwa Claims are paid in full, Holder agrees not to demand, take or receive, directly or indirectly, any payment of principal owing under this Note or take any action to enforce or collect amounts owing under this Note, including against any guarantor of the obligations under the Note. However, the provisions of this Section 5 shall not prohibit the Holder from at any time declaring, pursuant to Section 8, this Note due and payable upon the occurrence of an Event of Default or exercising its right of conversion contained in Section 2.

     5.3 The provisions of this Section 5 are solely for the benefit of Sanwa, and its successors and assigns, and no other person or entity shall be entitled to rely on, or is intended to receive any benefit under, these provisions. Except as specifically provided in Section 5, nothing herein is intended to affect or limit in any way whatsoever the obligation of the Company to pay the principal amount of this Note and any interest thereon when due.

6. SECURITY. This Note is secured by that certain Security Agreement dated as of the date hereof by and between the Company and the Holder (the "SECURITY AGREEMENT") in which the Company granted to the Holder a security interest in substantially all of the assets of the Company. Pursuant to this Note and the Security Agreement, upon the occurrence of an Event of Default, the Holder may, at its option, declare all amounts of unpaid principal and interest under this
Note immediately due and payable without notice or demand of any kind. The obligations of the Company under this Note is also guaranteed by Tag-It, Inc., Talon International, Inc. and A.G.S. Stationery, Inc.

7. LEGALITY. The parties hereto intend and believe that each provision in this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Note are found by final, unappealable judgment of a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Note to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Company and Holder under the remainder of this Note shall continue in full force and effect. All agreements herein are expressly limited so that in no contingency or event whatsoever, whether by reason of forbearance of the unpaid principal balance hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the money owing hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if from any circumstance Holder shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.

8. EVENT OF DEFAULT. If an Event of Default shall occur and be continuing, Holder may, by notice to the Company, declare this Note, all interest thereon and all other amounts payable under this Note to be forthwith due and payable, whereupon this Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Company; PROVIDED, HOWEVER, that in the event of an actual or deemed entry of an order for relief with respect to the Company under the United States Bankruptcy Code, this Note, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Company

9. WAIVER. The Company waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and the Company agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. The Company consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Holder with respect to the payment or other provisions of this Note and agrees that additional makers, endorsers, guarantors, or sureties may become parties to it, be released from their obligations as additional makers, endorsers, guarantors or sureties, or have their obligations or collateral reduced or released, all without notice to the Company or affecting the Company's liability under this Note.

10. SUCCESSORS AND ASSIGNS. All terms and provisions of this Note shall be binding upon the Company and its successors and assigns and inure to the benefit of the Holder and its transferees, successors and assigns.

11. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of California, excluding that body of law relating to conflict of laws.

12. HEADINGS; REFERENCES. All headings used herein are used for convenience only and will not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

13. CONSENT TO EXCLUSIVE JURISDICTION. THE COMPANY AND THE HOLDER HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF A FEDERAL COURT LOCATED WITHIN THE CITY AND COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, (OR IF THERE SHALL NOT BE FEDERAL JURISDICTION IN SUCH COURT, A STATE COURT LOCATED WITHIN THE CITY AND COUNTY OF LOS ANGELES, STATE OF CALIFORNIA) AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING TO OR ARISING OUT OF THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN SUCH COURT. EACH OF THEM HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT, OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT IT IS IMMUNE FROM EXTRATERRITORIAL INJUNCTIVE RELIEF OR OTHER INJUNCTIVE RELIEF, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH ACTION, SUIT, OR PROCEEDING MAY NOT BE BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS, THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS SHOULD BE DISMISSED ON THE GROUNDS OF FORUM NON CONVENIENS, SHOULD BE TRANSFERRED TO ANY COURT OTHER THAN ONE OF THE ABOVE-NAMED COURTS, OR THAT THIS NOTE OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY ANY OF THE ABOVE-NAMED COURTS. EACH OF THEM HEREBY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY MANNER PERMITTED BY THE LAWS OF THE STATE OF CALIFORNIA, AGREES THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE PERSONS AND AT THE ADDRESSES SET FORTH BELOW, IS REASONABLY CALCULATED TO GIVE ACTUAL NOTICE, AND WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY CLAIM THAT SUCH SERVICE OF PROCESS DOES NOT CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS.

14. CERTAIN DEFINITIONS. The following terms will have the following definitions for purposes of this Note:

     14.1 "BUSINESS DAY" shall mean any day on which commercial banks are not authorized or required to close in Los Angeles, California.

     14.2 "COMMON STOCK" shall mean the Company's common stock $.001 par value.

     14.3 "EVENT OF DEFAULT" shall mean any of the following: (A) the Company fails to pay any installment of principal of, or interest on, this Note when the same becomes due and payable or the Company fails to perform or comply with any other obligation hereunder; (B) an event of default under the Credit Agreement occurs and continues beyond any applicable cure period; (C) the Company is the subject of an order for relief or any other order under any bankruptcy, reorganization, receivership, liquidation, insolvency, compromise, arrangement or moratorium statute, law or regulation, whether now in force or hereafter enacted; (D) any assignment is made for the benefit of the Company's creditors,
(E) any petition (whether voluntary or involuntary) is made or filed for the appointment of a receiver, liquidator, trustee or custodian for any of the Company's assets (which if involuntary is not dismissed within 60 calendar days), or if any receiver, liquidator, trustee or custodian for any of the Company's assets is appointed, and such petition or such receiver, liquidator, trustee or custodian is not withdrawn or discharged within 60 calendar days from the date of filing, making or appointment, (F) the Company becomes unable to pay its debts as they become due, or (G) the Company sells or agrees to sell all or substantially all of its assets, merges with another Person, is dissolved or the Company's business is substantially terminated for any reason whatsoever.

     14.4 "HOLDER" shall mean, in addition to Mark Dyne, any assignee of this Note.

     14.5 "PERSON" shall mean a corporation, an association, a trust, a partnership, a joint venture, a limited liability company, an organization, a business, an individual, or a governmental body or subdivision or agency thereof.

     14.6 "SANWA" shall mean Sanwa Bank California.

     14.7 "SANWA CLAIMS" shall mean any amounts due and outstanding, whether for principal, interest, fees or otherwise, under the Sanwa Credit Agreement and under the Sanwa Note.

     14.8 "SANWA CREDIT AGREEMENT" shall mean that certain Credit Agreement dated as of September 30, 2000, as the same may be amended and modified from time to time, by and between the Company and Sanwa.

     14.9 "SANWA NOTE" shall mean that certain Promissory Note dated October 4, 2000 executed by Tag-It, Inc. in favor of Sanwa in the face principal amount of $556,435.74.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed by its officer thereunto duly authorized, on October 4, 2000.

                                              COMPANY:

                                              TAG-IT PACIFIC, INC., a Delaware
                                              corporation


                                              By:     /S/ RONDA SALLMEN
                                                  ----------------------------
                                              Name: Ronda Sallmen
                                              Title: Chief Financial Office

                                              Address: Tag-It Pacific, Inc.
                                                       3820 S. Hill Street
                                                       Los Angeles CA 90037

HOLDER

MARK I. DYNE

   /S/ MARK I. DYNE
----------------------

Address: 6355 Topanga Canyon, Suite 120
         Woodland Hills, CA 91367